Barclays Americas Select Franchise Conference 2016 May 2016 Bruce Van Saun, Chairman and Chief Executive Officer Exhibit 99.1

Important Information and GAAP/Non-GAAP Information

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
and
business
restrictions
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
replicate
or
replace,
successfully,
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2015,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
February
26,
2016.
Note:
Percentage
changes,
per
share
amounts,
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.
Non-GAAP
Financial
Measures
This
document
contains
non-GAAP
financial
measures.
The
below
presents
reconciliations
of
certain
non-GAAP
measures.
These
reconciliations
exclude
restructuring
charges
and/or
special
items,
which
are
usually
included,
where
applicable,
in
the
financial
results
presented
in
accordance
with
GAAP.
Restructuring
charges
and
special
items
include
expenses
related
to
our
efforts
to
improve
processes
and
enhance
efficiencies,
as
well
as
rebranding,
separation
from
RBS
and
regulatory
expenses.
The
non-GAAP
measures
include
"total
revenue",
"core
revenue",
"noninterest
income",
"core
noninterest
income",
"noninterest
expense",
"core
noninterest
expense",
"net
interest
income",
"core
net
interest
income",
"net
income",
"core
net
income",
"net
income
available
to
common
stockholders",
"core
net
income
available
to
common
stockholders",
"net
income
per
average
common
share",
"return
on
average
total
assets"
and
"core
return
on
average
total
assets".
In
addition,
we
present
computations
for
"tangible
book
value
per
common
share",
"return
on
average
tangible
common
equity",
"core
return
on
average
tangible
common
equity",
"efficiency
ratio",
"core
efficiency
ratio",
"core
net
interest
margin",
"operating
leverage",
"core
operating
leverage"
and
"pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital"
as
part
of
our
non-GAAP
measures.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
make
day-to-day
operating
decisions.
In
addition,
we
believe
restructuring
charges
and
special
items
in
any
period
do
not
reflect
the
operational
performance
of
the
business
in
that
period
and,
accordingly,
it
is
useful
to
consider
these
line
items
with
and
without
restructuring
charges
and
special
items.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
We
also
consider
pro
forma
capital
ratios
defined
by
banking
regulators
but
not
effective
at
each
period
end
to
be
non-GAAP
financial
measures.
Since
analysts
and
banking
regulators
may
assess
our
capital
adequacy
using
these
pro
forma
ratios,
we
believe
they
are
useful
to
provide
investors
the
ability
to
assess
our
capital
adequacy
on
the
same
basis.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

National

In-Footprint

Citizens Financial Group, Inc.

Dimension
(2)
Rank
(3)
Assets: $140.1 billion
#13
Loans: $101.0 billion
#11
Deposits: $102.6 billion
#13
Branches: 1,200
#11
ATM network: 3,200
#7
Lead/joint lead
bookrunner
#9
(4)
Mortgage: $13.3 billion
#15
nationally
(7)
Student: $5.0 billion
Top 4 rank
nationally
(5)
Deposits: $102.6 billion
Top 5 rank:
9/10 markets
(1)
HELOC: $14.9 billion
Top 5 rank:
9/9 markets
(6)
Middle market lending
#5
(8)
Source:
SNL
Financial,
unless
otherwise
noted.
1)
Updated
annually,
as
of
6/30/2015,
excludes
non-retail
branches
and
banks
with
limited
retail
operations.
2)
Data
as
of
3/31/2016,
unless
otherwise
noted.
3)
Ranking
based
on
12/31/2015
data,
unless
otherwise
noted;
excludes
non-retail
depository
institutions,
includes
U.S.
subsidiaries
of
foreign
banks.
4)
Thomson
Reuters
LPC,
FY
2015
and
1Q16
ranking
based
on
number
of
deals
for
Overall
Middle
Market
(defined
as
Borrower
Revenues
<
$500MM
and
Deal
Size
<
$500MM).
5)
CFG
estimate,
based
on
published
company
reports,
where
available,
private
student
loan
origination
data
as
of
12/31/2015.
6)
According
to
Equifax;
origination
volume
as
of
4Q15
7)
According
to
IMF
Retail
Originators
Bank
Only
ranking;
reflects
CFG
organic
origination
volume
as
of
4Q15.
8)
Based
on
market
penetration,
according
to
Greenwich
Associates
4Q15
rolling
four-quarter
data
(Citizens
–
Footprint
-
$25-500MM).
Leading deposit market share of 10.7% in top 10 MSAs
–
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,900 colleagues
Retail presence in 11 states
Top 5 deposit market share in 9 of 10 largest MSAs
Buffalo, NY: #5
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #3
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #4
Philadelphia, PA: #4
Detroit, MI:
#8
Providence, RI: #1
Solid franchise with leading positions in attractive markets
2
(1)
(1)
(1)

Robust product offerings and balanced business mix
Commercial
Consumer
Corporate Banking
Commercial Real Estate
Franchise Finance
Asset Finance
PE/Sponsor Finance
Healthcare/Technology/
Oil & Gas/Not-for-Profit
verticals
Capital Markets
Global Markets
Treasury Solutions
Commercial Deposit Services
Retail Deposit Services
Mobile/Online Banking
Credit/Debit Card
Wealth Management
Home Equity loans/lines
Mortgage
Auto
Education Finance
Business Banking
Consumer
Commercial
Deep client
relationships
+
Extensive
product set
Commercial
Consumer
Targeting
50/50
Mix
Period-end loans and leases
(1)
$99
billion 1Q16
$74 billion 2009
Drive cross-sell and
wallet share
1)
Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking). Excludes loans held in Other/Non-core loans.
Non-core assets are primarily loans inconsistent with our strategic goals, generally as a result of geographic location, industry, product type or risk level.

We have added real talent… starting to see the benefits
Board
Date joined             Key experience
Anthony Di Iorio
January 2014
Former CFO Deutsche Bank AG, Former Director RBS Group plc
Mark Casady
June 2014
Chairman and CEO, LPL Financial Holdings, Inc.
Lee Higdon
August 2014
Former Vice Chairman Salomon Brothers, Past President Connecticut College, Chairman
HealthSouth Corporation and Lead Director Eaton Vance Corporation
Christine Cumming
October 2015
Former First Vice President and COO, New York Federal Reserve
Leadership
member
Title
Date
joined
Key
experience
Eric Aboaf
Chief Financial Officer
April 2015
Treasurer, Citigroup
Don McCree
Vice Chairman and Head of
Commercial Banking
September
2015
CEO of Corporate Banking and Treasury Services,
JPMorgan Chase & Co.
John Bahnken
Head of Wealth
October 2015
Senior Executive Vice President,
Wealth Management Group,
Bank of the West/BNP Paribas Group; formerly Bank of America
Steve Gannon
General Counsel
August 2014
Deputy General Counsel, Capital One Financial Corporation
Beth Johnson
Chief Marketing Officer and
Head of Consumer Strategy
October 2013
Partner, Bain & Co.
Chris Nard
Head of Mortgage Banking
October 2015
Chairman and CEO, Republic Mortgage Insurance Company
Simon Griffiths
Head of Consumer
Distribution
October 2015
Managing Director of Retail Network, Santander
National Head of Branch Administration, JPMorgan Chase & Co.
Malcolm Griggs
Chief Credit Officer
December 2014
Head of Business Risk and Controls, Citigroup
Formerly
Chief Risk Officer, Fifth Third Bancorp

Aspire to be a top-performing regional bank, delivering well for all stakeholders Colleagues Regulators Investors Communities & Society Customer-centric culture 5 Customers

Our strategy to achieve this is to:
Offer our customers a differentiated customer experience through the quality of our colleagues, products and services
–
Foster a culture around customer-centricity, commitment to excellence, leadership, teamwork and integrity
Build a great brand that invokes trust from our customers and reinforces our value proposition
–
Consumer: Simple. Clear. Personal.
–
Commercial: Thought Leadership
Strive to deliver attractive risk-adjusted returns by making good capital and resource allocation decisions, being good stewards of our resources, and rigorously evaluating our execution
Operate with a strong balance sheet with regards to capital, liquidity and funding, coupled with a well-
defined and prudent risk appetite
Maintain a balanced business mix between Commercial Banking and Consumer Banking
Position the bank as a ‘community leader’ that makes a positive impact on the communities and local economies we serve
Our objective is to be a top-performing regional bank that delivers well for our stakeholders
Our vision is to deliver the best possible banking experience

Our vision and strategy

Reenergize Household growth
Reposition Auto
Grow Education Finance/
Installment loans
Expand Business Banking
Expand Mortgage
Expand Wealth
Build out Mid-Corporate &
Specialty verticals
Continued development of
Capital & Global Markets
Build out Treasury Solutions
Grow Franchise Finance
Grow core Commercial Banking -
e.g. CRE, Middle Market
Target 6 -
8% average loan
growth
Target Basel III common equity
tier 1 ratio of 11.2-11.5% by year
end 2016
On track to deliver $90-115
million of pre-tax benefit from
TOP II program by end of 2016
Continue prudent and high-
return technology investment
Continued CCAR progress
Regulatory issue remediation
Improved corporate governance
Enhanced risk framework
New Vision & Credo
Organization Health Index /
Leadership standards
Continue to uptier
talent
Improved
Consumer
Bank
Continued Commercial
Banking Momentum
Balance Sheet
Growth/Optimization
Capital Mix Normalization
Enhanced Efficiency &
Infrastructure
Embed Robust
Risk/Regulatory Framework
High-Performing, Customer-
Centric Culture
1) “Tapping our Potential” Phase II revenue and efficiency initiatives launched Mid-2015.
We have developed specific initiatives to support our strategy
(1)

Broad set of opportunities identified
Developing program targets and timing
Program is focused on
efficiencies, balance sheet
management,
cross-sell and tax rate.
Have developed continuous improvement mindset: TOP Programs
TOP I
TOP II
Initial thoughts on TOP III
Expenses
Salaries and benefits:
Market alignment of
benefits, organizational
redesign and reduction in
FTEs
Occupancy: Branch
optimization, surplus office
exit
Other: Expand technology
outsourcing model, vendor
consolidation, IT application
consolidation, strengthened
sourcing, travel and A/V and
enhance loss collection
Revenue
Revenue enhancements:
Consumer distribution
channel effectiveness
Commercial and
Consumer cross-sell
Pricing: Improve
customer pricing
methodology to better align
with competitive landscape
Expense
Efficiency: Operations
transformation and vendor
management
Launched first half 2014
Achieved $200 million annual cost
saves by end of 2015
Launched mid 2015
On track to deliver $90-115 million
annual pre-tax benefit by end of 2016
Tapping Our Potential (TOP) programs driving revenue growth and expense efficiencies
~$120
million
~$20
million
~$60
million
$20-25
million
$30-40
million
$40-50
million

We are broadly executing well, and our performance is improving
Key elements of ’13-’16 plan
Status
Grow balance sheet,
net interest income
Consumer: Auto,
Student,
Mortgage
on track
Commercial:
Middle Market, Mid-corporate
&
Specialty Verticals, CRE, Franchise Finance
Grow fee business,
noninterest income
Consumer: Wealth, Mortgage, Business Banking,
Household
Growth
behind in select
areas but TOP II
offsetting
Commercial: Treasury Solutions, Capital Markets
Maintain asset sensitivity,
benefit from higher rates
Forward curve
with Fed funds rate at
175 bps by YE2016
behind
Tightly manage expense base,
deliver positive operating
leverage
$200 million cost save program, Tech spend
catch-up
on track
Manage capital ratios
back to peer levels
Target ~11% CET1 (stage I),
peer-like mix of total capital
on track

Delivered attractive balance sheet and revenue growth in 2015
CFG
Peer average
4.1%
3.0%
3.9%
0.1%
3.9%
1.3%
8%
4%
CFG
Peer average
Strong loan growth
(Average total loan growth)
A scaled platform well-positioned to drive value
Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.
1)
Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items and securities gains. FY14 results exclude, as applicable, the following estimated impacts of the Chicago Divestiture: $26 million net interest income, $24 million noninterest income,
$42 million noninterest expense, net interest margin ~-1 bp. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of
mortgage portfolio of $10 million.
Peer results adjusted for similar unusual or special revenue, expense and acquisition items.
2)
Peer data as of most recent 10-Q filing. Peer estimates based on public disclosures and utilizes 200 basis point gradual increase above 12-month forward curve except
PNC, which is based on a 100 basis point gradual increase and STI, which is based on 200 basis point shock. PNC and STI excluded from peer median.
264 bps
above peers
Growing revenues faster
(Core revenue growth
)
Lower NIM compression
(Core net interest margin change
)
9 bps
above peers
Asset-sensitive balance sheet
(200 bps gradual increase over forward curve
)
Peer data as of most recent 10Q filing
(7) bps
(16) bps
Robust NII growth
(Core net interest income growth
)
379 bps
above peers
Core fee income growth
(Core noninterest income growth
)
108 bps
above peers
6.1%
2.7%
CFG
Peer median
Peer median
FY15 vs. FY14
10
CFG
Peer average
(1)
(1)
(2)
(1)
(1)

With continued focus on expense control and improving returns

Well-controlled expenses
(Core noninterest expense
change)
Improving returns as assets grow
(Core return on average total assets
change)
Return on equity
(Core return on average tangible common equity
change)
187 bps
above peers
61 bps
(12) bps
3 bps
(126) bps
15 bps
above peers
Efficiency improvement
(Core efficiency ratio
change)
(3.7)%
108 bps
307 bps
better than
peers
224 bps
better than
peers
Accelerating profitability
(Core net income available to
common stockholders
change)
Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.
1)
Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. FY14 results exclude, as applicable, the following estimated impacts of the Chicago Divestiture: $26 million net interest income, $24 million noninterest income, $42 million noninterest expense. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million.  Peer results adjusted for similar unusual or special revenue, expense and acquisition items.
1,382 bps
above peers
CFG
Peer average
(199) bps
10.1%
Strong operating leverage
(YoY
Core operating leverage
)
(182) bps
305 bps
487 bps
better than
peers
FY15 vs. FY14
(1)
(1)
(1)
(1)
(1)
(1)
3.1%
0.9%

Our plan has clear objectives for each stakeholder

Achieve current targets, then raise the bar
Strive for consistency in performance, limit tail risk
Target attractive high pay-out ratio; steady and growing dividend
Investors
Customers
Colleagues
Community
Regulators
Continue to improve customer satisfaction
Top 10 in JD Power for Consumer segment
Top performer in RM quality, value of ideas in Commercial
Gain market share in targeted businesses  within Consumer & Commercial
Achieve top-quartile Organizational Health rating
Continue to develop talent and enhance culture
Achieve heightened volunteer and financial giving aspirations
Use our position to improve the well-being of the communities we serve
Achieve and sustain heightened standards across broad regulatory agenda and earn the respect of our regulators
Good progress made in 2015;
will continue to raise our performance in 2016

Generated 7% 1Q16 YoY average loan growth, with strength in both commercial and consumer
NII up 8% YoY and 4% QoQ
Loan yields improved 12 bps and deposit costs flat from 4Q15
Consumer
Banking
initiatives
—
1%
household
growth
YoY
led
by
strong
checking
engagement,
continued
growth
in
student; regaining momentum in Wealth; stabilizing Mortgage
Commercial
Banking
initiatives
—
Strong
loan
growth,
up
9%
YoY;
Treasury Solutions fees up 20% YoY; Capital Markets fees rebounded from market weakness in 4Q15
On track to deliver $90-115 million of pre-tax benefit from TOP II in 2016
1Q16 highlights
13
1)
Non-GAAP item. Where there is a reference to an “Adjusted” result in a paragraph, all measures which follow that “Adjusted” result are also “Adjusted” and exclude restructuring charges and special items
as
applicable.
There
were
no
net
restructuring
charges
and
special
items
recorded
in
1Q16
or
4Q15.
Improving
profitability and
returns
Strong capital,
liquidity and funding
Excellent credit
quality and progress
on risk management
Continued progress
on strategic growth,
efficiency and
balance sheet
optimization
initiatives
Robust capital levels with a common equity tier 1 ratio of 11.6%
1Q16 average deposits increased $6.3 billion, or 7% vs. 1Q15; loan-to-deposit ratio of 99%
Repurchased $125 million of sub-debt and issued $750 million of senior notes
Announced increase in quarterly dividend of 20% to 12¢/common share to holders of record on May 4, 2016
Provision
expense was stable with 4Q15; rose from 1Q15 levels, which included higher commercial recoveries
NPLs to total loans and leases of 1.07% remained stable with 4Q15 and improved from 1.20% in 1Q15 despite oil & gas downgrades
Transferred $373 million of consumer real estate TDRs to held for sale in advance of a targeted June/July sale
Allowance coverage of NPLs 113% vs. 115% in 4Q15 and 106% in 1Q15
GAAP diluted EPS of $0.41 up 8% from 1Q15 and up 5% from Adjusted    diluted EPS
Adjusted
(1)
operating leverage of 3% YoY
NIM improved 9 bps to 2.86% from 2.77% in 1Q15 and 4Q15
ROTCE and efficiency ratio stable with 4Q15
(1)
(1)

Key messages

We have the foundation for a great franchise, and are executing a comprehensive plan to tap full potential
1Q16 was another good quarter for Citizens
Financial results continue to improve and meet expectations
Good progress on strategic initiatives, mindset of ‘continuous improvement’
Balance sheet management showing results (NIM, loan growth, TDR sale, sub-debt repurchase, dividend increase)
Tangible book value
(1)
per share continues to grow; $25.21 at quarter-end
2016 will continue to see a focus on execution
Comprehensive plan to deliver well for all stakeholders
Key to financial results is to grow the balance sheet smartly, execute build-out of fee businesses and continue to deliver positive operating leverage
Will seek more efficiencies to offset fee sluggishness
Capital and credit position remains strong
Peer-leading CET1 ratio permits both strong loan growth and returns to shareholders
Credit metrics remain robust; oil and gas exposure modest and well-reserved
1)
Non-GAAP item. See Appendix for a reconciliation of non-GAAP items.

15 Appendix

$1,202
$1,201
$1,201
$1,216
$1,224
106%
114%
116%
115%
113%
1Q15
2Q15
3Q15
4Q15
1Q16
Allowance for loan and lease losses
NPL coverage ratio
1.27%
1.24%
1.23%
1.23%
1.21%
Allowance to loan coverage ratio
Overall credit quality remains solid with charge offs and NPLs relatively stable
Net charge-offs of $83 million, or 0.33% of average loans and leases increased modestly from 4Q15;
Commercial NCOs beginning to normalize but retail NCOs decreased linked quarter, in part due to seasonality
Up 10 bps from 1Q15, which included an unusually high $28 million of commercial recoveries
NPLs to total loans and leases remained stable at 1.07% as an increase in commercial
NPLs was largely offset by reduction in retail
Oil & gas portfolio NPLs up $210 million
TDR transaction and reclassification of GSE-guaranteed loans reduced NPLs by
$97 million and $77 million, respectively
Provision for credit losses of $91 million stable with 4Q15
Reserve increase related to the oil & gas portfolio was partially offset by the benefit related to the planned TDR transaction as well as improvement in retail
Strong credit quality trends continue
16
Highlights
1)
Allowance for loan and lease losses to nonperforming loans and leases.
$s in millions
Net charge-offs (recoveries)
Provision for credit losses, charge-offs, NPLs
NPLs to loans
and leases
NPLs
Allowance for loan and lease losses
(1)
($22)
$7
$5
($3)
$9
$69
$68
$66
$73
$67
$7
$3
$4
$7
$7
$54
$78
$75
$77
$83
0.23%
0.33%
0.31%
0.31%
0.33%
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial
Retail
SBO
Net c/o ratio
1.20%
1.09%
1.06%
1.07%
1.07%
$54
$78
$75
$77
$83
$58
$77
$76
$91
$91
$1.1B
$1.1B
$1.0B
$1.1B
$1.1B
1Q15
2Q15
3Q15
4Q15
1Q16
Net charge-offs
Provision for credit losses

32%
25%
26%
3%
8%
2%
4%
64%
22%
8%
6%
0.3%
$53.0 billion
1Q16 retail portfolio
(1)
Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB.
1)
Includes loans and leases (other than loans held for sale) from our Other portfolio allocated by product class according to our risk management system.
2)
Includes owner-occupied commercial real estate.
3)
Portfolio balances as of March 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of February 29, 2016, as applicable.
4)
Includes core and non-core loans.
5)
Periods
prior
to
1Q16
include
Nonaccrual
loans
plus
90+
days
past
due
and
still
accruing
loans
as
a
%
of
total.
1Q16
includes
Nonaccrual
loans
(excluding
FDIC
“covered”
loans
and
loans
guaranteed
by
the
U.S.
government)
as
a
%
of
total.
6)
Product view. Regulatory reporting basis. Includes non-core loans, which total 1% of Commercial loans.
7)
Product view. Regulatory reporting basis. Includes core and non-core loans. Periods prior to 1Q16 include Nonaccrual loans plus 90+ days past due and still-accruing loans as a % of total. 1Q16 includes Nonaccrual loans (excluding FDIC “covered”
loans and loans guaranteed by the U.S. government) as a % of total.
8)
Footprint defined as 11-state branch footprint (CT, DE, MA, MI, NH, NJ, NY, OH, PA, RI & VT) and contiguous states where CFG maintains offices (IL, IN, KY, MD & ME).
$48.0 billion
1Q16 commercial portfolio
(2)
Mid-Atlantic
Midwest
New England
(2)
Leases
C&I
CRE
Mid-Atlantic
Midwest
New England
17
Diversified and granular loan mix
Weighted-average FICO score of 756
86% collateralized
(3)
69%
of
the
consumer
real
estate
portfolio
is
secured
by
a
1
lien
(3)
Highly granular, diversified portfolio with an average loan balance of less than $10 million across the C&I, CRE and Leasing portfolios
Home
Equity
Indirect
Auto
Residential Mortgage
Education Finance
Credit Cards
Other
Non-Core
Business
Banking
Retail NCO%
(4)
Retail NPL%
(5)
Commercial NPL%
(7)
Commercial NCO%
(6)
Non-Core
31%
13%
31%
25%
Out of
footprint
(8)
25%
15%
33%
27%
CFG vs. Peers
0.6%
0.5%
0.5%
0.6%
0.6%
0.6%
0.6%
0.4%
0.6%
1.7%
1.6%
1.5%
1.5%
1.3%
1.5%
1.3%
1.3%
1.3%
0.1%
0.1%
0.3%
0.2%
-0.1%
0.0%
0.0%
0.0%
0.1%
0.6%
0.5%
0.6%
0.6%
0.4%
0.3%
0.3%
0.3%
0.8%
Out of
footprint
(8)
(3)
st
CFG           Peers

25%
19%
17%
5%
8%
26%
1.8%
98.2%
6%
9%
42%
21%
22%
Oil & Gas portfolio overview
Well-diversified portfolio with ~100 clients
Includes $339 million of corporate aircraft leases arising from
Asset Finance
$200 million of loans across seven credits moved to
nonperforming status in 1Q16 following new regulatory guidance related to multi-tiered structures
All loans current, still paying
No charge-offs have been recorded
No second lien positions
Oil and gas portfolio loan loss reserves of $61 million as of
3/31/16
Reserves to total loans of more price-sensitive portfolios
now at 6.3%
(3)
No E&P customers have filed bankruptcy
18
Highlights
Total loans outstanding
Oil & Gas
All other loans
1)
Includes Downstream, Integrated and Midstream sub-categories.
2)
Portfolio balances as of March 31, 2016. FICO score, LTV ratio, loan term, lien position, risk rating, property type, industry sector and geographic stratifications as of February 29, 2016 as applicable.
3)
Reserves
/(More
price-sensitive
Oil
&
Gas
portfolio
outstandings
-
leases
secured
by
aircraft
($135
million)).
AAA to A-
BBB+ to BBB-
BB+ to BB-
B+ to
B
B-
and
lower
15% investment grade
~$1.1 billion
more sensitive
to declining oil
prices
Midstream
Integrated
Downstream
Reserve-Based
Lending (RBL)
Upstream,
Non-RBL
Oil Field
Services
Oil & Gas portfolio
by Sub-sector
Oil & Gas portfolio
by Investment grade-equivalent risk rating
(2)
1Q16 Oil & Gas Outstandings
$s in millions
Total
O/S
Utilized
%
Criticized
%
Nonaccrual
status
Less price-sensitive total
706
$
64%
0%
0
$
Upstream
314

82%
Oilfield Services
344

67%
RBL
457

63%
More price-sensitive total
1,115

69%
49%
210

Total Oil & Gas
1,821
$
67%
30%
210
$
(1)

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
FOR THE YEAR ENDED DECEMBER 31,
2015
2014
2015 Change from 2014
CORE net interest income, excluding special items:
Net interest income (GAAP)
$3,402
$3,301
Less: Special items
-
-
REPORTED NON-GAAP net interest income, excluding special items
3,402
3,301
Less:
Estimated
-
Chicago
Adjustment
-
26
CORE net interest income, excluding special items
$3,402
$3,275
3.9%
CORE noninterest income, excluding special items:
Noninterest income (GAAP)
$1,422
$1,678
Less: Special items
-
288
REPORTED NON-GAAP noninterest income, excluding special items
1,422
1,390
Less: Securities Gains
29
28
Less: FFELP sale gain
-
9
Less: Mortgage portfolio
10
-
Less:
Estimated
-
Chicago
Adjustment
-
24
CORE noninterest income, excluding special items
$1,383
$1,329
4.1%
CORE total revenue, excluding special items:
Total revenue (GAAP)
A
$4,824
$4,979
Less: Special items
-
288
REPORTED NON-GAAP total revenues, excluding special items
B
4,824
4,691
Less: Securities Gains
29
28
Less: FFELP sale gain
-
9
Less: Mortgage portfolio
10
-
Less:
Estimated
-
Chicago
Adjustment
-
Net
interest
income
-
26
Less:
Estimated
-
Chicago
Adjustment
-
Noninterest
income
-
24
CORE total revenue, excluding special items
C
$4,785
$4,604
3.9%
CORE noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
D
$3,259
$3,392
Less: Restructuring charges and special items
50
169
REPORTED NON-GAAP Noninterest expense, excluding restructuring charges and special items
E
3,209
3,223
Less:
Estimated
-
Chicago
Adjustment
-
42
CORE Noninterest expense, excluding restructuring charges and special items
F
$3,209
$3,181
0.9%
CORE Efficiency ratio:
Efficiency ratio (non-GAAP)
D/A
68%
68%
REPORTED NON-GAAP Efficiency ratio, excluding restructuring charges and special items
E/B
67%
69%
CORE-
Efficiency ratio, excluding restructuring charges and special items
F/C
67%
69%
(199)
bps

(Excluding restructuring charges and special items)
$s in millions, except per share data
Non-GAAP reconciliation table
FOR THE YEAR ENDED DECEMBER 31,
2015
2014
2015 Change from 2014
CORE net income, excluding restructuring charges and special items:
Net income (GAAP)
G
$840
$865
Add: Restructuring charges and special items, net of income tax expense (benefit)
31
(75)
REPORTED NON-GAAP net Income, excluding restructuring charges and special items
871
790
Add: CORE restructuring charges and special items, net of income tax expense (benefit)
(27)
(30)
CORE net income, excluding restructuring charges and special items
H
$844
$760
11.1%
Effective Tax Rate (GAAP)
33.52%
31.80%
CORE net income available to common stockholders, excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
I
$833
$865
Add: Restructuring charges and special items, net of income tax expense (benefit)
31
(75)
REPORTED NON-GAAP net income available to common stockholders, excluding restructuring charges and special items
864
790
Add: CORE restructuring charges and special items, net of income tax expense (benefit)
(27)
(30)
CORE net income available to common stockholders, excluding restructuring charges and special items
J
$837
$760
10.1%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
$19,354
$19,399
Less: Average goodwill (GAAP)
6,876
6,876
Less: Average other intangibles (GAAP)
4
7
Add: Average deferred tax liabilities related to goodwill (GAAP)
445
377
Average tangible common equity (non-GAAP)
K
$12,919
$12,893
Return on average tangible common equity (non-GAAP)
I/K
6.45%
6.71%
REPORTED NON-GAAP  Return on average tangible common equity, excluding restructuring charges and special items
6.69%
6.13%
Core -
Return on average tangible common equity, excluding restructuring charges and special items
J/K
6.48%
5.87%
61 bps
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)
L
$135,070
$127,624
Return on average total assets (GAAP)
G/L
0.62%
0.68%
Core -
Return on average total assets
H/L
0.63%
0.60%
3
bps
Operating leverage:
Total revenue (GAAP)
A
$4,824
$4,979
(3.11)%
Noninterest expense (GAAP)
D
$3,259
$3,392
(3.92)%
Operating leverage (non-GAAP)
81 bps
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
B
$4,824
$4,691
2.84%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
E
$3,209
$3,223
(0.43)%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
327 bps
CORE Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
C
$4,785
$4,604
3.93%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
F
$3,209
$3,181
0.88%
CORE Operating leverage, excluding restructuring charges and special items: (non-GAAP)
305 bps

Non-GAAP reconciliation table

(Excluding Chicago Divestiture)
$s in millions
2015
2014
Core net interest margin, excluding Chicago adjustment:
Average interest earning assets (GAAP)
$122,950
$116,187
Less:
Estimated
-
Chicago
adjustment
-
516
Earning assets
M
$122,950
$115,671
Earning asset yield
N
3.12%
3.14%
Calculated interest income (GAAP)
$3,854
$3,664
Less: Estimated -
Chicago adjustment
-
21
Interest income excluding Chicago adjustment (non-GAAP)
O
$3,854
$3,643
Total Interest-bearing liabilities balance (GAAP)
$86,256
$79,609
Less:
Estimated
-
Chicago
adjustment
-
1,960
Less: Estimated replacement funding -
deposits
-
(1,442)
Interest-bearing liabilities
P
$86,256
$79,091
Interest-bearing liabilities rate
Q
0.52%
0.46%
Calculated interest expense (GAAP)
$452
$363
Add:
Estimated
-
Chicago
adjustment
$0
$5
Interest expense excluding Chicago adjustment (non-GAAP)
R
$452
$368
Net interest income excluding Chicago adjustment (non-GAAP)
S=O-R
$3,402
$3,275
Core net interest margin, excluding Chicago adjustment (non-GAAP)
((M*N)-(P*Q))/M
2.75%
2.82%
(7)
bps
FOR THE YEAR ENDED
DECEMBER 31,
2015 Change
from 2014

Non-GAAP reconciliation table

(Excluding restructuring charges and special items)
$s in millions, except per share data
2016
2015
2016 Change from 2015
Total revenue, excluding special items:
Total revenue (GAAP)
T
$1,234
$1,183
Less: Special items
-
-
Total revenues, excluding special items (non-GAAP)
U
$1,234
$1,183
4.3%
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
V
$811
$810
Less: Restructuring charges and special items
—
10
Noninterest expense, excluding restructuring charges and special items (non-GAAP)
W
$811
$800
1.4%
Efficiency ratio:
Efficiency ratio (non-GAAP)
V/T
66%
68%
Efficiency ratio, excluding restructuring charges and special items  (non-GAAP)
W/U
66%
68%
(199)
bps
Operating leverage:
Total revenue (GAAP)
T
$1,234
$1,183
4%
Noninterest expense (GAAP)
V
$811
$810
0%
Operating leverage (non-GAAP)
4%
Operating leverage, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)
U
$1,234
$1,183
4%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)
W
$811
$800
1%
Operating leverage, excluding restructuring charges and special items: (non-GAAP)
3%
Net income, excluding restructuring charges and special items:
Net income (GAAP)
X
$223
$209
Add: Restructuring charges and special items, net of income tax expense
—
6
Net income, excluding restructuring charges and special items (non-GAAP)
Y
$223
$215
3.7%
Net income available to common stockholders, excluding restructuring charges and special items:
Net income available to common stockholders (GAAP)
Z
$216
$209
Add: Restructuring charges and special items, net of income tax expense
-
6
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
AA
$216
$215
0.5%
Net income per average common share -
basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding -
basic (GAAP)
BB
528,070,648
546,291,363
Average common shares outstanding -
diluted (GAAP)
CC
530,446,188
549,798,717
Net income available to common stockholders (GAAP)
Z
216
209
Net income per average common share -
basic (GAAP)
Z/BB
0.41
0.38
8%
Net income per average common share -
diluted (GAAP)
Z/CC
0.41
0.38
8%
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)
AA
216
215
Net income per average common share -
basic, excluding restructuring charges and special items (non-GAAP)
AA/BB
0.41
0.39
5%
Net income per average common share -
diluted, excluding restructuring charges and special items (non-GAAP)
AA/CC
0.41
0.39
5%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
$19,567
$19,407
Less: Average goodwill (GAAP)
6,876
6,876
Less: Average other intangibles (GAAP)
3
5
Add: Average deferred tax liabilities related to goodwill (GAAP)
481
422
Average tangible common equity (non-GAAP)
DD
$13,169
$12,948
Return on average tangible common equity (non-GAAP)
Z/DD
6.61%
6.53%
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)
AA/DD
6.61%
6.73%
(12)
bps
Tangible book value per common share:
Common shares -
at end of period (GAAP)
EE
528,933,727
Stockholders' equity (GAAP)
$19,718
Less: Goodwill (GAAP)
6,876
Less: Other intangible assets (GAAP)
3
Add: Deferred tax liabilities related to goodwill (GAAP)
494
Tangible common equity (non-GAAP)
FF
$13,333
Tangible book value per common share (non-GAAP)
FF/EE
$25.21
FOR THE QUARTER ENDED MARCH 31,

23